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                                                                    EXHIBIT 23.2


                        CONSENT OF MILLER AND LENTS, LTD.

         We hereby consent to incorporation by reference in this registration statement on Form S-8 to the references to us under captions "Part I, Item 1 and
2. Business and Properties - Natural Gas and Oil Reserves" in the Annual Report on Form 10-K of The Houston Exploration Company for the year ended December 31, 2001.


                                       /s/ MILLER AND LENTS, LTD.



Houston, Texas
September 19, 2002